Exhibit 99.1

Linn Energy, LLC NASDAQ: LINE Investor Meetings August 31, 2006

Forward-Looking Statements Statements made by representatives of Linn Energy, LLC during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results and our indebtedness under our revolving credit facility and term loan, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for natural gas and oil, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those projected as described in the Company’s reports filed with the Securities and Exchange Commission. Linn Energy undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Senior Management Representatives Kolja Rockov Executive Vice President & Chief Financial Officer Michael C. Linn Chairman, President & Chief Executive Officer

Overview of Linn Energy, LLC Oil and natural gas development and acquisition company Focused on mature producing basins in the United States Stable production profile ▪ Low risk drilling opportunities Long reserve life index ▪ Further consolidation opportunities Low capex requirements Management has significant industry experience Mike Linn Current Chairman of IPAA – largest U.S. oil and gas association Current asset profile (1) 463.8 Bcfe total proved ▪ 55%-65% natural gas 30+ year reserve life ▪ 3,210 producing oil and gas wells (1) Based on Linn Energy’s December 31, 2005 reserve report and Company-estimated reserves acquired in the Excel, T&F, Devonian, Blacksand and Kaiser-Francis transactions.

Diversified U.S. Operations CA OK VA NY PA WV California 33.1 MMBoe (August 2006) 90% crude oil 39+ year reserve life index Appalachia 193.2 Bcfe (December 2005) 99% natural gas 2,414 producing wells 905+ drilling locations 29+ year reserve life index Oklahoma 54.5 Bcfe (August 2006) 84% natural gas 26+ year reserve life index Corporate Office (Houston, Texas) Recent acquisitions have diversified Linn Energy’s asset base

Appalachian Asset Profile Long-life, low risk reserves Many wells produce over 50 years Low cost of operation 905+ total drilling locations (at 12/31/05) 373 PUDs 532+ additional Drilling creates additional locations Opportunity for consolidation Favorable mineral ownership Premium pricing Close to major consuming markets Basis differential ($0.20-$0.60) High Btu gas (6%-10% premium) Extensive operating control Operate 90%+ of wells Gather 90%+ of production

Appalachian Drilling Program Number of Wells Drilled 2006E Drilling Budget Gross wells = 153 Average cost per well = $255,000 Total capex = $39 million 10%-15% growth in producing reserves for 2006E

California Asset Profile Brea Olinda Field of Los Angeles Basin Top 20 oil producer in California Long life, low risk reserves Reserve life index of 39+ years Low decline rates of 4% per year Natural gas creates low cost of operation and revenue opportunities Gas converted to electricity powers field Excess power sold for $1 million per year Propane sold for $1 million per year Favorable pricing ~100% of expected revenues hedged NGLs merged into oil stream to realize $1.75-$2.00 per barrel premium Experienced operating team (20+ years)

Mid-Continent Asset Profile Sooner Trend of North Central Oklahoma Operated by Kaiser-Francis Large private oil and gas company First historical asset divestiture 84% natural gas Long life, low risk reserves Reserve life index of 26+ years Low decline rates of 6% per year Significant upside opportunities Accelerated drilling Recompletions and workovers

Proven Acquisition Track Record 38 4.4 West Virginia, Virginia Columbia Natural Resources, LLC Apr 2005 130 5.4 West Virginia GasSearch Corporation Aug 2005 550 111.4 West Virginia, Virginia Exploration Partners, LLC Oct 2005 13 0.9 West Virginia T&F Exploration LP Apr 2006 81 19.1 West Virginia Devonian Gas Production, Inc. May 2006 2,910 $645.0 Total * 541 125.0 Oklahoma Kaiser-Francis Oil Company Aug 2006 61 2.2 New York Lenape Resources, Inc. Aug 2003 50 15.8 Pennsylvania Cabot Oil & Gas Corporation Sep 2003 353 31.5 West Virginia, Virginia Waco Oil & Gas Company Oct 2003 251 12.5 Pennsylvania Mountain V Oil & Gas, Inc. May 2004 447 15.1 Pennsylvania Pentex Energy, Inc. Sep 2004 106 7.5 West Virginia Excel Energy, Inc. Apr 2006 255 291.0 California Blacksand Energy, LLC Aug 2006 34 $3.2 West Virginia Emax Oil Company May 2003 Wells Purchase Price ($mm) Location Seller Date 14 acquisitions = 430.7 Bcfe acquired at average cost of $1.50 per Mcfe * Purchase prices for Blacksand Energy and Kaiser-Francis acquisitions subject to customary post-closing adjustments.

Growth Track Record Reserve Volume (Bcfe) 113% CAGR (1) Reflects Linn Energy’s December 31, 2005 reserve report and Company-estimated reserves acquired in the Excel, T&F, Devonian, Blacksand and Kaiser-Francis transactions.

Financial Overview

Attractive Acquisition Margins Despite rising acquisition costs, acquisition margins remain strong (1) Source: Citigroup.

Drilling = Growth, Capital & Tax Shield Manufacturing capital Short cycle time (60 days or fewer from spud to flowing gas) $1.00 invested in drilling creates at least $1.00 of borrowing capacity 90%+ tax shield 70% of drilling costs are deductible IPO created step-up in basis (increased DD&A) 2007E Drilling and Development Capital Expenditures (1) Represents capital expenditures associated with drilling activities in Appalachia and Oklahoma and production optimization and enhancement projects in California. ($ in thousands, unless otherwise indicated) Maintenance + Growth = Total Appalachia $12,000 $28,500 $40,500 Oklahoma 4,000 5,950 9,950 California 1,000 3,550 4,550 Total drilling and development capex $17,000 $38,000 $55,000

Natural Gas Hedge Positions Natural Gas Hedge Positions (as of August 30, 2006) (1) (1) Appalachian natural gas production has a high Btu content, resulting in a premium to NYMEX natural gas prices. Linn Energy hedges natural gas production based on Btu content. (2) FY 2006E reflects production for the partial period beginning from September 1 for the Kaiser-Francis acquisition. ($ in thousands, unless otherwise indicated) FY 2006E FY 2007E FY 2008E FY 2009E Natural Gas Hedges Fixed Price Swaps: Hedged Volume (MMMBtu) 8,162 8,968 10,264 8,005 Average Price ($/MMBtu) $9.24 $8.72 $8.37 $7.89 Puts: Hedged Volume (MMMBtu) 730 3,296 2,013 --- Average Price ($/MMBtu) $8.83 $9.22 $9.50 $ --- % puts 8% 27% 16% 0% Total: Hedged Volume (MMMBtu) 8,892 12,264 12,277 8,005 Average Price ($/MMBtu) $9.21 $8.85 $8.56 $7.89 Natural Gas Production Guidance Appalachia (MMcf) 8,560 9,900 Oklahoma (MMcf) (2) 620 2,200 Total natural gas production (MMcf) 9,180 12,100 % hedged - total 97% 101% % hedged - swaps only 89% 74%

Oil Hedge Positions Oil Hedge Positions (as of August 30, 2006) (1) FY 2006E reflects production for the partial periods beginning from August 1 for the Blacksand acquisition and September 1 for the Kaiser-Francis acquisition. (2) California oil production sold at approximately 79% of NYMEX under a long-term contract with ConocoPhillips and also typically receives a premium of $1.75-$2.00 per barrel based on higher API gravity. ($ in thousands, unless otherwise indicated) FY 2006E FY 2007E FY 2008E FY 2009E FY 2010E Oil Hedges Fixed Price Swaps: Hedged Volume (MBbls) 151 506 506 506 506 Average Price ($/Bbl) $77.32 $75.84 $75.84 $75.84 $75.84 Puts: Hedged Volume (MBbls) 36 200 200 200 200 Average Price ($/Bbl) $75.00 $75.00 $75.00 $75.00 $75.00 % puts 19% 28% 28% 28% 28% Total: Hedged Volume (MBbls) 187 706 706 706 706 Average Price ($/Bbl) $76.87 $75.60 $75.60 $75.60 $75.60 Oil Production Guidance California (MBbls) (1) (2) 300 790 Oklahoma (MBbls) (1) 10 60 Total oil production (MBbls) 310 850 % hedged - total 60% 83% % hedged - swaps only 49% 60% % hedged - revenue interest (2) 76% 103%

Advantages of LLC Structure Similar to MLPs Stable cash flow stream Low cost of capital = powerful acquisition financing High growth in early years Tax-advantaged yield Linn Energy, LLC structural advantages Investors share equally in all cash flows – no general partner “double-dipping” Acquisitions are more accretive long-term without IDRs Higher tax shield (90%+ vs. 80% average for MLP group) Fair governance – all unitholders vote (No general partner to control all votes) Management interests aligned with public Up to 100% of total compensation from distributions New asset class (E&P) Organic growth through development drilling Hedging is fully disclosed Long reserve life (30+ years) FIRST MOVER ADVANTAGE – numerous acquisition opportunities

LLC vs. MLP with IDRs Note: MLP scenario assumes standard structure with General Partner cash flow incentive distribution rights tiers of 2%, 15%, 25% and 50%. Source: RBC Capital Markets. When MLP doubles initial distribution, LLC structure would provide at least 32% more distributions to investors MLP GP share of cash flow reduces cash available for investors $3.14 $1.57 $4.13 $1.60 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2% 50% LP Distribution / Unit LLC Distribution / Unit Per Unit Distribution GP Split Tier 100% Dist. Incr.

Peer Group Distribution Yields Note: Market data as of August 30, 2006. Source: RBC Capital Markets, Bloomberg. (1) Based on current annualized distribution of $1.60 per unit. (2) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $1.72 per unit for Q3 2006. (3) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.08 per unit for Q4 2006. (4) Alliance Holdings, Atlas, Buckeye, Crosstex, Energy Transfer Equity, Enterprise Holdings, Inergy, Kinder Morgan, Magellan Midstream, Markwest Hydrocarbon, Valero GP. (5) Alliance, Natural Resource, Penn Virginia. (6) Atlas, Crosstex, DCP, Genesis, Global, Hiland, Holly, MarkWest, Martin, Pacific, Regency, Sunoco, TC, Transmontaigne, Williams. (7) Boardwalk, Buckeye, Enbridge, Energy Transfer, Enterprise, Kinder Morgan, Magellan, ONEOK, Plains, TEPPCO, Valero. 6.83% (1) 7.34% (2) 8.88% (3) 3.97% 5.27% 5.53% 6.40% 6.65% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% LINE Public General Partners(4) Copano Energy LLC Coal MLPs(5) Small Cap Pipeline / Midstream MLPs(6) Large Cap Pipeline / Midstream MLPs(7)

Distribution Growth 2006 YTD Note: Market data as of August 30, 2006. Source: RBC Capital Markets, Bloomberg. (1) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $1.72 per unit for Q3 2006. (2) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.08 per unit for Q4 2006. (3) Alliance Holdings, Atlas, Buckeye, Crosstex, Energy Transfer Equity, Enterprise Holdings, Inergy, Kinder Morgan, Magellan Midstream, Markwest Hydrocarbon, Valero GP. (4) Alliance, Natural Resource, Penn Virginia. (5) Atlas, Crosstex, DCP, Genesis, Global, Hiland, Holly, MarkWest, Martin, Pacific, Regency, Sunoco, TC, Transmontaigne, Williams. (6) Boardwalk, Buckeye, Enbridge, Energy Transfer, Enterprise, Kinder Morgan, Magellan, ONEOK, Plains, TEPPCO, Valero. Peer Group Distribution Growth 2006 YTD 7.5%(1) 30.0% (2) 13.9% 12.5% 6.5% 3.2% 2.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% LINE Public General Partners(3) Copano Energy, LLC Coal MLPs(4) Small Cap Pipeline / Midstream MLPs(5) Large Cap Pipeline / Midstream MLPs(6)

Distribution Growth Analysis MLP Peer Group First Year Distribution Growth Note: Market data as of August 30, 2006. Source: RBC Capital Markets, Bloomberg. Depicts Linn Energy vs. Pipeline / Midstream MLP IPOs with first year distribution growth. (1) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $1.72 per unit for Q3 2006. (2) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.08 per unit for Q4 2006. 7.5% (1) 50.0% 38.9% 33.3% 25.0% 21.4% 16.0% 15.0% 8.9% 8.6% 8.6% 8.3% 8.3% 7.5% 6.4% 6.1% 2.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Plains Global Energy Transfer Transmontaigne Sunoco Valero Boardwalk DCP Midstream Magellan Holly Energy MarkWest Williams Copano Linn Energy Atlas Hiland Crosstex 30.0% (2)

Total Return Analysis Peer Group Total Investor Returns (January 2006 to Present) Note: Market data as of August 29, 2006. Source: RBC Capital Markets, Bloomberg. (1) San Juan Basin, Hugoton, Permian Basin, Sabine, Dominion Resources, Cross Timbers, Santa Fe Energy, Williams Coal Seam Gas, Mesa, Torch Energy, LL&E. (2) S&P 400 Oil & Gas Exploration & Production Index. 13.1% 3.8% 16.9% 4.9% 4.1% 9.0% (1.8)% 6.3% 4.5% (4.3)% 0.2% (4.1)% (10.0)% (5.0)% 0.0% 5.0% 10.0% 15.0% 20.0% LINE Alerian MLP Index US Royalty Trusts (1) US E&P (2) Price Appreciation Distribution (Cash Yield)

Price Performance vs. Oil and Gas Note: Market data as of August 29, 2006. Source: RBC Capital Markets, Bloomberg. (50.0)% (40.0)% (30.0)% (20.0)% (10.0)% 0.0% 10.0% 20.0% 30.0% 1/16/2006 2/15/2006 3/17/2006 4/16/2006 5/16/2006 6/15/2006 7/15/2006 8/14/2006 LINE +13.1% WTI +9.3% Henry Hub (27.1)%

Goal = Maintain and Grow Distributions Active hedging Maintain and grow distributions Low risk, low cost drilling Geographic diversification Oil and gas diversification Accretive acquisitions